EXHIBIT (11)(c)



                              CONSENT OF COUNSEL




               We hereby consent to the use of our name and to the reference to our Firm under the caption "Counsel" in the Statement of Additional Information that is included in Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended.




                                                   /s/ Drinker Biddle & Reath
                                                   --------------------------
                                                       Drinker Biddle & Reath




Philadelphia, Pennsylvania
December 30, 1996